UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2025

Hut 8 Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41864	92-2056803
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Brickell Avenue, Suite 1500, Miami, Florida	33131
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (305) 224 6427

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HUT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.

On December 22, 2025, Hut 8 Mining Corp., a British Columbia corporation (the “Borrower”), a wholly owned subsidiary of Hut 8 Corp. (the “Company”), entered into an amended and restated credit agreement (the “Fourth Amended and Restated Credit Agreement”) between the Borrower, as borrower, and Coinbase Credit, Inc. (“Coinbase”), as lender, collateral agent, and administrative agent. The Fourth Amended and Restated Credit Agreement amended and restated the Company’s existing credit agreement with Coinbase, dated as of June 26, 2023 and subsequently amended and restated on January 12, 2024, June 17, 2024 and June 16, 2025, and further amended on August 1, 2025 (as amended, the “Third Amended and Restated Credit Agreement”).

The Fourth Amended and Restated Credit Agreement amends and restates the Third Amended and Restated Credit Agreement primarily to increase the principal amount by up to $70,000,000 of additional borrowings, if any, resulting in a total principal amount of up to $200,000,000. The remaining material terms in the Fourth Amended and Restated Credit Agreement, including the interest rate, maturity date, payment terms, and acceleration provisions, remained in line with the terms included in the Third Amended and Restated Credit Agreement. The Borrower borrowed the additional funds, in full, on December 22, 2025.

The funds made available pursuant to the Fourth Amended and Restated Credit Agreement are expected to be used for general corporate purposes. The Borrower’s obligations under the Fourth Amended and Restated Credit Agreement are secured by the Borrower’s interest in certain Bitcoin held in the custody of Coinbase Custody Trust Company, LLC (“Coinbase Custody”) and Coinbase’s recourse is limited to such Bitcoin held in the custody of Coinbase Custody. Coinbase Custody will not charge the Borrower any custodial fees for such Bitcoin collateral.

The foregoing description of the Fourth Amended and Restated Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amended and Restated Credit Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Fourth Amended and Restated Credit Agreement, dated as of December 22, 2025, between Hut 8 Mining Corp. and Coinbase Credit, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUT 8 CORP.
(Registrant)

Date: December 31, 2025
	By:	/s/ Victor Semah
		Name:	Victor Semah
		Title:	Chief Legal Officer & Corporate Secretary

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